EXHIBIT 21

     List of Significant Subsidiaries of
     Great-West Life & Annuity Insurance Company

     Significant Subsidiaries of
     Great-West Life & Annuity Insurance Company


                                        Jurisdiction of
                                        Incorporation
Company                                 or Organization

Benefits Communication Corporation (1)            Delaware
BenefitsCorp Equities, Inc.                       Delaware
Confed Admin Services, Inc.                       Delaware
Financial Administrative Services Corporation (2)      Colorado
Great-West Benefit Services, Inc.                 Delaware
Great-West Realty Investments, Inc.                    Delaware
Greenwood Property Corporation                    Colorado
GW Capital Management, Inc.                       Colorado
GWL Properties, Inc.                              Colorado
Maxim Series Fund, Inc.                      Maryland
One Corporation                              Colorado
One Health Plan of California, Inc.                    California
One Health Plan of Colorado, Inc.                 Colorado
One Health Plan of Georgia, Inc.                  Georgia
One Health Plan of Illinois, Inc.                 Illinois
One Health Plan of North Carolina, Inc.           North Carolina
One Health Plan of Texas, Inc.                         Texas
One Orchard Equities, Inc.                        Colorado
Orchard Series Fund                          Delaware


(1)  Also doing business as Benefits Insurance Services, Inc.
(2)  Also doing business as Financial Administrative Services
Corporation of Colorado.










     EXHIBIT 23(a)

     Consent of Jorden Burt Berenson & Johnson LLP









                         April 24, 1997




Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Englewood, Colorado  801111

     Re:  Registration Statement on Form S-1 Registration Number
333-01173

Dear Ladies and Gentlemen:

     We have acted as counsel to Great-West Life & Annuity
Insurance Company, a Colorado corporation, regarding the federal securities laws applicable to the issuance and sale of the Contract described herein. We hereby consent to the reference to us under the heading "Legal Matters" in the prospectus.

                         Very truly yours,

                         /s/ Jorden Burt Berenson & Johnson LLP

                         JORDEN BURT BERENSON & JOHNSON LLP










     EXHIBIT 23(b)

     Consent of Deloitte & Touche LLP








INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-01173) of Great-West Life & Annuity Insurance Company of our reports on Great-West Life & Annuity Insurance Company dated January 25, 1997, and to the reference to us under the heading "Experts" appearing in the prospectus, which are a part of such Registration Statement.


/s Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
April 16, 1997








     EXHIBIT 27

     Financial Data Schedule of
     Great-West Life & Annuity Insurance Company
??